SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                              Form 8-K

                           CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     May 1, 1997

               CURTIS MATHES HOLDING CORPORATION
     (Exact name of Registrant as specified in its charter)

        Texas                    2-93668-FW            75-1975147
(State of incorporation)   Commission File Number    (IRS Employer
                                                      Identification No.)

               10911 Petal Street,                       75238
                  Dallas, Texas                        (Zip Code)
    (Address of principal executive offices)

                             (214) 503-8880
          (Registrant's telephone number, including area code)
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ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     In  May  of  1997  Registrant  placed $1,050,000  of  its  Series  K
Preferred Stock for cash pursuant to the exemption from registration provided by Securities and Exchange Commission ("SEC") Rule 903. Registrant paid aggregate fees of $65,625 pursuant to the transactions. All Series K Preferred Stock placements were made with various accredited investors in offshore transactions as defined in Rule 903. In accordance with the terms and conditions of the Series K Certificate of Designation, Series K Preferred Stock is convertible into shares of Registrant's $.01 par value Common Stock at various times. (A copy of the Certificate of Designation for Registrant's Series K Preferred Stock showing terms of conversion is filed herewith, as reflected in the Exhibit Index of this Form 8-K.)

      There are currently 35,091,532 shares of Registrant's Common Stock outstanding.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Curtis Mathes Holding Corporation
                                   (Registrant)

                              By: /s/   F. Shelton Richardson, Jr.
                                   F. Shelton Richardson, Jr.
                                   Vice President - Chief Financial Officer
                                   (Principal Financial and Duly Authorized
                                     Officer)
Date:     May 16, 1997

                    CURTIS MATHES HOLDING CORPORATION

                              EXHIBIT INDEX

Exhibit                                                           Sequential
Number                 Description of Exhibits                          Page

4.1       Articles of Incorporation of the Company, as amended (filed as Exhibit "4.1" to the Company's Quarterly Report on  Form
          10-Q for the fiscal  quarter  ended  September 30, 1996 and
          incorporated herein by reference.)                             N/A

4.2       Bylaws of the Company, as amended (filed as Exhibit "3(ii)"
          to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated herein by
          reference.)                                                    N/A

4.3       Form of Common Stock Certificate of the Company (filed as
          Exhibit "4.2" to the Company's annual report on Form 10-K
          for the fiscal year ended June 30, 1994 and incorporated
          herein by reference.)                                          N/A

4.4*      Series K Preferred Stock terms and conditions.                   4

4.5*      Form of subscription agreement for Series K Preferred Stock.     8

*  Filed herewith.